SUPPLEMENT TO THE PROSPECTUS OF

TCW GALILEO FUNDS, INC.

Dated: March 1, 2004

Under the section titled “Buying Shares” at page 37 the last sentence is deleted and the following substituted:

A Fund’s investments for which market quotations are readily available are valued based on market value. A Fund may use the fair value of a security as determined in accordance with procedures adopted by the Board of Directors if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before a Fund values its assets would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

The Board of Directors has authorized the use of a research service to assist with the determination of the fair value of certain foreign securities. A research service may use statistical analyses and quantitative models to fair value as of the time a Fund calculates its net asset value, and there can be no assurance that markets will continue to behave in a fashion reflected in the models used by the service. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that a Fund could obtain if it were to sell the security.

October 29, 2004

GALiip 2004